UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             December 8, 2006

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-6468	Georgia Power Company (A Georgia Corporation) 241 Ralph McGill Boulevard, N.E. Atlanta, Georgia 30308 (404) 506-6526	58-0257110

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 8, 2006, Georgia Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $150,000,000 aggregate principal amount of its Series 2006A 5.65% Senior Insured Quarterly Notes due December 15, 2040 (the “Series 2006A Senior Notes”). The Series 2006A Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement, as amended (Registration Nos. 333-121202, 333-121202-01, 333-121202-02, 333-121202-03 and 333-121202-04), of the Company.

Item 9.01.	Financial Statements and Exhibits.
	(c)	Exhibits.
1.2

Underwriting Agreement relating to the Series 2006A Senior Notes, dated December 8, 2006, between the Company and Edward D. Jones & Co., L.P., as representative of the several Underwriters named in Schedule I to the Underwriting Agreement.

		4.2	Twenty-Seventh Supplemental Indenture to Senior Note Indenture dated as of December 13, 2006, providing for the issuance of the Series 2006A Senior Notes.
		4.12	Form of Series 2006A Senior Notes. (included in Exhibit 4.2 above).
		5.1	Opinion of Troutman Sanders LLP relating to the Series 2006A Senior Notes.
		12.1	Computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2006	GEORGIA POWER COMPANY By /s/Wayne Boston Wayne Boston Assistant Secretary